Exhibit 10.18

AMENDMENT NO. 3 TO

MARKETING AND DISTRIBUTION AGREEMENT

DATED MARCH 30, 2007 BETWEEN

VITAL IMAGES, INC. AND TOSHIBA MEDICAL SYSTEMS CORPORATION

THIS AMENDMENT NO. 3 (the “Amendment”) is made as of March, 2008 by and between Vital Images, Inc., a Minnesota corporation having its principal place of business at 5850 Opus Parkway, Suite 300, Minnetonka, Minnesota 55343 USA (“Vital Images”)  and Toshiba Medical Systems Corporation having its place of business at 1385, Shimoishigami, Otawara-Shi, Tochigi 324-8550, Japan (“Toshiba”).

This Amendment modifies the Marketing and Distribution Agreement dated March 30, 2007 between the parties. Under this Amendment, the following items in the Agreement are modified as set forth below:

1.             Exhibit E: The pricing for licenses of and maintenance for the # Products set forth in Exhibit E to the Marketing and Distribution Agreement are revised as set forth in Exhibit E to this Amendment. All other provisions of Exhibit E attached to the Marketing and Distribution Agreement, and Amendments 1 and 2 thereof, remain unchanged.

2.             This Amendment shall take effect as of March, 2008.

3.             Except as amended hereby, the Agreement shall remain in full force and effect in accordance with its original terms. The amended portions of the Agreement shall be read, wherever reasonable to do so, to be consistent with the portions not so amended; provided that the amended portions shall be deemed to control and any conflict shall be resolved in favor of such amended portions.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives below.

VITAL IMAGES, INC.			TOSHIBA MEDICAL SYSTEMS CORPORATION

By	/s/ Susan A. Wood	By	/s/Satoshi Kimura

Name	Susan A. Wood	Name	Satoshi Kimura

Title	Executive Vice President,	Title	X-ray System Division General Manager
Product Marketing and Development

# Confidential Treatment has been requested, the portion indicated has been redacted and the redacted portion has been separately filed with the Securities and Exchange Commission.

EXHIBIT E

PRODUCT PRICE LIST

Exhibit E of the Agreement is modified by changing the pricing for the Product set forth below and adding the following packages:

License	U.S. (current)		U.S. (new)		Non-U.S. (current)		Non-U.S. (new)
# *	$	#	$	#	$	#	$	#

*when and if available

ADDITIONAL SOFTWARE PACKAGE PRICING

Pricing for New Customers
Package	U.S.A. (2008)		Non-U.S.A. (2008)
Angio XA Basic Package	$	#	$	#
• Vitrea ®
• # *
Angio XA CT Package	$	#	$	#
• Vitrea ®
• # *
• CT Perfusion option
• Peripheral Vessel Probe option

*when and if available

Pricing for Existing Customers off Maintenance**
Package	U.S.A. (2008)		Non-U.S.A. (2008)
Angio XA Basic Package	$	#	$	#
• Vitrea ®
• # *
Angio XA CT Package	$	#	$	#
• Vitrea ®
• # *
• CT Perfusion option
• Peripheral Vessel Probe option

*when and if available

**Existing Customers on Maintenance will receive the products when and if they are made available

# Confidential Treatment has been requested, the portion indicated has been redacted and the redacted portion has been separately filed with the Securities and Exchange Commission.